Income Taxes - Schedule of Federal and Provincial Income Tax Rates to Loss Before Tax Provision (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Schedule of Federal and Provincial Income Tax Rates to Loss Before Tax Provision [abstract]
Net Income (loss)for the year before tax	$ (28)	$ 6,717
Statutory Income tax rate	27.00%	27.00%
Expected income tax (recovery)	$ (8)	$ 1,813
Difference in tax rates	(94)	(91)
Permanent differences	416	(1,996)
Temporary differences not recognized	(245)	1,759
Other	(21)	(1,315)
Total income tax expense	$ 48	$ 170